Investor Presentation December 2011 NASDAQ:ADES Exhibit 99.1 Creating a Future with Cleaner Coal

Please note that this presentation contains forward-looking statements within the meaning of Section 21E of the Securities
Exchange Act of 1934, which provides a "safe harbor" for such statements in certain circumstances.  The forward-looking statements include, but will not necessarily be limited to, statements or expectations regarding the growth in markets for our products and services; amount and timing of revenues, earnings, operating income, cash flows and other financial measures;
timelines for our projects; scope, timing and impact of current and anticipated regulations and legislation; future supply and demand; the number of refined coal facilities to be installed by year end and the amount of refined coal capable of being produced from such facilities; and related matters.  These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management. Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changes in laws and regulations, government funding, prices, economic conditions and market demand; timing of regulations and any legal challenges to them; impact of competition; availability, cost of and demand for alternative energy sources and other technologies; technical, start-up and operational difficulties; inability to commercialize our technologies on favorable terms; our inability to ramp up operations to effectively address expected growth in our target markets; additional risks related to Clean Coal Solutions, LLC (“Clean Coal”) including failure of its leased facilities to continue to produce coal which qualifies for IRS Section 45 tax credits, termination of the leases for such facilities, decreases in the production of refined coal by the lessee, seasonality and failure to build or monetize new CyClean and M45 facilities to meet the Section 45 tax credit placed-in-
service date; issues arising out of Clean Coal’s due diligence review of the M45 technology and our inability to address those concerns or negotiate, execute and close on definitive agreements; availability of raw materials and equipment for our businesses;
loss of key personnel; intellectual property infringement claims from third parties; and other factors discussed in greater detail in our filings with the Securities and Exchange Commission (SEC).  You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities.  Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.
Disclaimer

Portfolio of technologies allows existing coal-fired power plants to operate cleaner
Multiple technologies target mercury, SO
2
, NO
X
, and CO
2
; demonstrated ability to
reduce mercury emissions by 80-90%
Diverse business model—systems, services and technology licensing
Large market opportunity
–
coal-fired generation comprises ~50% of U.S. power
–
new EPA regulations driving demand for mercury and other pollutant reduction technologies
–
ADA offers low CAPEX solutions for coal plant operators
Two Refined Coal systems currently operational
26 additional Refined Coal systems expected to be “placed-in-service” by year-end
2011 for a total RC capability of $50 MM in annual EBIT for 10 years
2011 nine-month revenues up 116%, operating income of $3.1 million
May 2011 equity investment in ADA JV by The Goldman Sachs Group affiliate
Investment Highlights

ADA’s Emissions Solutions
for the Existing Fleet

Supply emission control technologies based upon minimal capital cost for new equipment
–
Doesn’t require 10-20 years of extended plant life needed to justify large equipment costs
Low CAPEX alternatives trade variable operating expenses for fixed capital costs
Examples for a 250 MW Plant:
–
Allows continued operation of the plants that may otherwise be
–
Provides continuous revenues for ADA vs. one time equipment sales
–
High CAPEX:  Wet Scrubber $100+ mm
–
ADA Low CAPEX alternatives
–
ACI:  $1 mm
–
DSI:  $3 mm
–
Refined Coal:  Controls mercury at no cost to utility
–
Enhanced Coal:  No capital equipment; $2-$4 mm per year in increased fuel considered for closure
costs to the power producer

-5- ACI System for Mercury ADA’s Low CAPEX Approach to Emissions Control Technology Emission Control Equipment (NO x , SO 2 , Particulate)

CLEAN COAL SOLUTIONS LLC.

ADA ENVIRONMENTAL SOLUTIONS

Two Refined Coal technologies reduce
mercury and NOx emissions  and qualify
for Section 45 Tax Credits
42.5%  stake in Clean Coal Solutions JV
with NexGen & Goldman Sachs
– 2 CyClean facilities produced $20 MM in
revenue, $9MM in operating income for
ADA in first year of operation
– Up to 26 new CyClean and M45 systems
being installed  by year-end
– Total RC activities capable of producing
$50 MM in EBIT for ADA for 10 years
ADA Segment Overview

Emissions Control
Systems
Technology
Activated Carbon Injection systems
addressing mercury emissions for coal-
fired power plants
ACI systems installed on 55 boilers to
date—in a ~ 35% market share
Pending Air Toxics Rule expected to
create $500 mm market for ACI
Cross-State Air Pollution Rule to create
demand for DSI systems for SO control
Option for 49.9% participation in
Activated Carbon Plant capacity additions
License agreement with Arch
Coal for enhanced coal
technology to reduce mercury
emissions
Developing solid sorbent
capture technology to capture
CO from flue gas in coal-fired
boilers
Refined Coal
2
2

Clean Coal Solutions, LLC

Refined Coal Reduces Mercury
Clean Coal Solutions (CCS):  ADA JV with NexGen Refined Coal LLC
–
15% equity interest in CCS sold to a Goldman Sachs affiliate in May for $60 mm
CyClean – patented technology enhances combustion of PRB coals in cyclone boilers and reduces mercury and NOx emissions
Two systems have been operating at two power plants since June, 2010
–
Received $9 mm in prepaid rent from monetizer (GS)
–
Generated >$20 mm in revenues and $9 mm in operating income to ADA in first full year of operation
–
Expected to generate approximately $7 mm ( $1/ton of RC) in pretax earnings per year for
ADA for the next eight years

CLEAN COAL SOLUTIONS LLC

ADA ENVIRONMENTAL SOLUTIONS

Refined Coal Growth Opportunity
In December 2010 Congress extended deadline to install new Refined Coal facilities until the end of 2011
–
New Air Toxics Rule creating additional demand for Refined Coal
Currently fabricating up to 20 CyClean facilities
–
14 have been installed and operated at power plants to date
–
Installation/operation of remaining systems scheduled to be completed this year
–
Expect most will have permits and full operations in first half of 2012
CAPEX Financing:
–
$15mm commercial bank line of credit
–
$11mm received to date in deposits on systems from monetizers
–
$20 mm/yr in JV revenues from operations of first two units
If all planned CyClean facilities become fully operational, CCS could generate
>30 mm tons of RC producing $30mm in EBIT for ADA for next 10 years

Leased equipment
Lease pre-payment
~$3/ton produced
O&M Services
Op Costs ~$2 per ton
ADA ENVIRONMENTAL SOLUTIONS

CCS Project Monetization
Overview

42.5%
42.5% 15.0%
$6.33/ton plus
accelerated depreciation
Nex
Gen(NG)
ADA
Goldman
Sachs
CCS, LLC
CCSS, LLC
(50%NG/50% ADA)
not consolidated
Tax Financing
Partner
Utility Plant
Operator
Refined
coal
Unprocessed
coal
$1/ton
produced
Tax
benefits

CLEAN COAL SOLUTIONS LLC.

ADA ENVIRONMENTAL SOLUTIONS

New technology developed by ADA and demonstrated full-scale in September expands market for ADA’s Refined Coal beyond cyclone boilers
Technology is in the process of being licensed to Clean Coal Solutions;  ADA will receive
Building 6 facilities expected to be installed before year end
If all planned M45 facilities become operational, they are expected to generate $20mm in EBIT for ADA for the next ten years
–
Prepaid royalty payments
–
Royalties on Refined Coal produced with M45 Technology
–
42.5% distribution of profits from CCS
–
First M45 facility placed in service achieving reductions of >30% NOx and >70% mercury
–
2 CyClean facilities successfully placed in service using M45 Technology, giving Clean
Coal flexibility in choosing to use some CyClean facilities at larger plants
M45 Refined Coal Technology

Emissions Control Systems

ADA Commercial ACI Systems
> 20 GW Sold for Mercury Control
Plant burns PRB coal or
lignite
Plant burns bituminous coal
Installed/installing ACI systems on 55
boilers at coal-fired power plants
–
Over 35% market share of 159 boilers served
for mercury control from power plants

300
250
200
150
100
50
0
State Rules and New Plants
MACT High Estimate
MACT Low Estimate
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Emission Control: Growth Expected in ACI Equipment • Air Toxics Rule is scheduled to be final on December 16, 2011 and is expected to create $500 MM market for ACI E -14-

JIB CRANE /
HOIST / TROLLY
BIN VENT
FILTER
LEVEL TRANSMITTER
LEVEL TRANSMITTERS
24" MANWAY W/ PRESSURE / VACUUM RELIEF
BIN VENT
FILTER
OSHA APPROVED
LADDER
24" MANWAY W/
PRESSURE /
VACUUM RELIEF
FILL LINE
STORAGE
SILO B
STORAGE
SILO A
FEED / DIVERTER
VALVES
COMPRESSED AIR
TANK
FEEDER ROOM
VENT FAN
COMPRESSOR
ROOM
VENT FAN

Control of Acid Gases
HCl, SO
2
, SO
3
Cross-State Air Pollution Rule
(CSAPR) creates a market for SO
2
control starting in January 2012
Air Toxics Rule identifies HCI and
SO
2
as surrogates for acid gases
ADA provides dry sorbent injection
(DSI) systems as a low-cost option
to wet scrubbers
Equipment costs $2-3 mm for
average size plants
EPA predicts over 200 systems will
be needed by 2015

Technology

Mercury Control: License to Arch Coal
Designed to enable Arch’s PRB coals to burn
with lower emissions of mercury and other
metals
$1.00-4.00/ton in benefits to customer
Royalty agreement – payments to ADA of up
to $1.00/ton based on premium of Enhanced
Coal sales
Air Toxics Rule could create a market for
Enhanced PRB Coal through 2015
Full-scale tests proving effectiveness,
planning additional demonstrations

CO
2
Capture
Developing solid sorbent capture technology to capture
CO
2
from flue gas in conventional coal-fired boilers
DOE and industry funding:
–
Phase I - $3.8 mm R&D program awarded in Nov. 2008 to
develop technology; successful field tests at 1 KW pilot plant
–
Phase II - $19 mm, 51-month contract awarded October 2010 to scale-up technology to 1 MW; key step toward
commercialization
Advantages over competing technologies:
–
For customer: lower cost and less parasitic energy
–
For ADA: continuous revenues from sale of proprietary chemical sorbents

Financial

Summary of Recent Financial Results
Nine Months
ended
09/30/11
(1)
Nine Months
ended
09/30/10
(2)
Year Ended
12/31/10
Total Revenues $28.7 MM $13.3 MM $22.3 MM
Gross Margin 69% 54% 61%
Operating Income
(Loss)
$3.1 MM ($15.5) MM ($21.0) MM
Net Loss
(per share)
($33.6) MM
($4.41)
($12.4) MM
($1.68)
($15.5) MM
($2.09)

(1) 2011 nine-month period included $41.7 MM in arbitration expenses, $4.2 MM in non-routine litigation-related legal expenses, and $0.9 MM in interest expense ..
(2)
2010 nine-month period included $16.1 MM in non-routine litigation-related legal expenses.

Balance Sheet Highlights
As of 9/30/11
(1)
As of 12/31/10
Cash & Cash Equivalents $9.6 MM $9.7 MM
Working Capital (Deficit) ($12.0) MM $10.1 MM
Shareholders’ Equity  $1.9 MM $13.4 MM
Shares Outstanding
(2)
7.7 MM 7.5 MM
(1) Working capital decreased primarily as a result of payments and obligations in the Norit Settlement, partially offset by proceeds from the sale of a 15% interest in CCS to an affiliate of Goldman Sachs.
(2) Shares outstanding at November 28, 2011 were ~10 MM, reflecting completion of public offering in October 2011 and exercise of the underwriters over-allotment option  in November 2011.

4
th
Quarter Financial Transactions
Capital Raise, managed by Lazard, Baird, and JMP
– $28.4 Million on the sale of 2 Million Common Shares with no Warrants
– $4.3 Million in exercise of over-allotment option on 300k shares
Settled Indemnity Claim with Energy Capital Partners
– Eliminated $33 Million in long-term liability
– Will show ~ $19 Million gain in Q4
– Gave up ~ 21% ownership in AC plant
• No longer recording losses from JV
• Retained option to invest up to 49.9% in new capacity additions
$5 Million in prepaid royalties expected to be earned on M-45 technology
Current cash at 11/30/11 ~ $33 Million

Catalysts for Company
Past 6 Months
– May:  EPA publishes draft of Mercury and Air Toxics Standard
– May:  GS pays $60 mm for 15% interest in Clean Coal Solutions
– July:  EPA finalizes Cross-States Air Pollution Rule
– August:  Settlement of Norit Arbitration
– September: Successful M45 tests expand Refined Coal opportunity
– October:  Raised approximately $28.4 Million in registered direct offering
– November:  Settled $33 Million indemnity claim
Next 6 Months
– Up to 26 Refined Coal facilities expected to be installed by year end
• Capable of producing >50 mm tons of RC per year for 10 years
• Expected to produce $50 Million in pretax earnings for next 10 years
– December 16:  EPA scheduled to finalize Mercury and Air Toxics Standard
• Expect new contracts for ACI and DSI equipment

A Leader in Clean Coal Technology © Copyright 2011 ADA-ES, Inc. All rights reserved. NASDAQ:ADES